AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 3, 1996

                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.       )


Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/x/  Preliminary proxy statement      / / Confidential, for Use of the
                                          Commission
/ /  Definitive proxy statement           Only (as permitted by Rule 14a-
                                          6(e)(2))
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         MERRILL LYNCH KECALP L.P. 1994
                       SOUTH TOWER,WORLD FINANCIAL CENTER
                         NEW YORK, NEW YORK  10080-6123
                (Name of Registrant as Specified in Its Charter)


- ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
       6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

- ----------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

- ----------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/F1/

- ----------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------
   (5) Total fee paid:

- ----------------------------------------------------------------------------
   /x/ Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

- ---------------------------------------------------------------------------
   (2) Form, schedule or registration statement no.:

- ---------------------------------------------------------------------------
   (3) Filing party:

- ---------------------------------------------------------------------------
   (4) Date filed:


Notes:


/F1/
- --------------------
  Set forth the amount on which the filing fee is calculated and state how it was determined.




                        MERRILL LYNCH KECALP L.P. 1994


                NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                               OCTOBER 11, 1996
                               ----------


To The Limited Partners of
    Merrill Lynch KECALP L.P. 1994

    Notice is hereby given that a Special Meeting of Limited Partners (the "Meeting") of Merrill Lynch KECALP L.P. 1994 (the "Partnership") will be held at the offices of Merrill Lynch & Co., Inc. on the 3rd floor of the North Tower, World Financial Center, New York, New York on Friday, October 11, 1996 at 10:00 A.M. for the following purposes:

    (1) To consider and act upon a proposal to approve a new investment policy described in the attached Proxy Statement regarding international investments by the Partnership;

    (2) To consider and act upon a proposal to approve the investment policy of the Partnership which allows it to invest its assets in investment funds to the extent permitted under the Investment Company Act of 1940; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The General Partner of the Partnership, KECALP Inc. (the "General Partner"), has fixed the close of business on August 30, 1996 as the record date for the determination of limited partners entitled to notice of and to vote at the Meeting or any adjournment thereof.


    A complete list of the limited partners of the Partnership entitled to vote at the Meeting will be available and open to the examination of any limited partner of the Partnership for any purpose germane to the Meeting during ordinary business hours from and after September 30, 1996, at the office of KECALP Inc., World Financial Center, South Tower, 23rd Floor, New York, New York 10080-6123.

    You are cordially invited to attend the Meeting. Limited partners who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the General Partner of the Partnership.

                     By Order of the General Partner

                                 KECALP Inc.
                                      General Partner



                                 By:  John L. Steffens
                                      President

New York, New York

Dated:  September 11, 1996


                               PROXY STATEMENT

                        MERRILL LYNCH KECALP L.P. 1994
                            WORLD FINANCIAL CENTER
                           SOUTH TOWER, 23RD FLOOR
                        NEW YORK, NEW YORK  10080-6123

                     SPECIAL MEETING OF LIMITED PARTNERS
                               OCTOBER 11, 1996
                               ----------

    Merrill Lynch KECALP L.P. 1994 (the "Partnership"), a limited partnership organized under Delaware law, is a registered closed-end investment company that is an employees' securities company under the Investment Company Act of 1940 (the "Investment Company Act"). The Partnership closed its public offering of units of limited partnership interest ("Units") on September 21, 1994, realizing proceeds of $40,384,000 from the sale of 40,384 Units. KECALP Inc., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), is the General Partner of the Partnership and as such manages and controls the business and affairs of the Partnership and invests the Partnership's funds. The Board of Directors of the General Partner approves all investments made by the Partnership and is responsible for the general supervision and administration of Partnership activities. The General Partner has established an advisory committee (the "Advisory Committee") to assist the directors and principal officers in evaluating investment opportunities presented to the Partnership.

    This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Special Meeting of Limited Partners of the Partnership (the "Meeting"), to be held at the offices of ML & Co., on the 3rd floor of the North Tower, World Financial Center, New York, New York on Friday, October 11, 1996, at 10:00 A.M. The enclosed proxy is being solicited on behalf of the General Partner of the Partnership. The approximate mailing date of this Proxy Statement is September 11, 1996.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the proposal approving a new investment policy, described below, regarding international investments by the Partnership and for the proposal approving the investment policy of the Partnership which allows it to invest its assets in investment funds to the extent permitted by the Investment Company Act. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Partnership at its principal office.

    The General Partner has fixed the close of business on August 30, 1996 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each Unit held in the Partnership (which represents a $1,000 initial capital contribution to the Partnership).


                                  BACKGROUND

    The investment objective of the Partnership is to seek long-term capital appreciation. As indicated in the Partnership's prospectus with respect to the offering of Units, dated April 15, 1994 (the "Prospectus"), it was expected that a substantial portion of the Partnership's assets would be invested in privately-offered equity investments in leveraged buyout transactions and in transactions involving financial restructurings or recapitalizations of operating companies. The Prospectus also indicated that the Partnership could make other investments in equity and fixed income securities that the General Partner deemed appropriate in terms of their potential for capital appreciation.


    Since the Partnership's formation, the Board of Directors of the General Partner has reviewed a variety of types of transactions in considering investment opportunities for the Partnership. In its review, the Board of Directors has been assisted by the members of the Advisory Committee. As of August 30, 1996, the Partnership had invested or committed $24.1 million of its initial assets to 13 portfolio investments, with approximately $16.3 million remaining to be invested or committed at such date. These existing investments consist of investments in seven leveraged buyout transactions (aggregating $9.8 million), one financial restructuring and recapitalization (aggregating $4.6 million), one real estate related transaction (aggregating $2 million) and four other types of transactions (aggregating $7.7 million).

    Based upon its review of available investment opportunities, the General Partner believes that there are various types of transactions in which the Partnership may invest the remaining assets of the Partnership consistent with its investment objective of seeking long-term capital appreciation. In particular, the General Partner and the Advisory Committee have identified opportunities in international investments and investments by the Partnership in other investment funds. At the time of the Partnership's initial offering, it was not contemplated that significant investments might be made in issuers outside the United States or in investment funds. As a result, while the Partnership has the authority to make such investments, details concerning the types of investments and relevant special considerations were not provided to investors at the time of the offering. In light of these circumstances, the General Partner has determined that, prior to pursuing a significant number of additional opportunities in international investments and other investment funds, it would be advisable for the Limited Partners to consider at the Meeting the Partnership's investment policies as they relate to such investments. In particular, the proposals regarding the investment policies of the Partnership are being presented for consideration so that the Limited Partners have the opportunity to review and vote upon such policies in light of a more detailed description of the Partnership's prospective investments in this regard, including the associated risks.

     PROPOSAL ONE:  INVESTMENT POLICY REGARDING INTERNATIONAL INVESTMENTS

    It is proposed that the Limited Partners consider and act upon a proposal to approve a new investment policy that the Partnership may invest, without limit, on an international basis either directly in issuers in foreign countries or, to the extent permitted by the Investment Company Act, through investment funds. If approved at the Meeting, the foregoing will be a fundamental policy of the Partnership which may not be changed unless authorized by a majority-in-interest of the Limited Partners.

    Description of Investments. If the foregoing proposal regarding the investment policies of the Partnership is approved at the Meeting, the Partnership may invest in the securities of foreign corporations and other issuers either directly or through investment funds. While there will be no prescribed limits on the geographic allocation of the Partnership's international investments, it is expected that a substantial portion of such investments may be made in the developing countries, including, but not limited to, developing countries located in the Far East, the Indian subcontinent, Eastern Europe and Latin America. The proposal regarding the investment policies regarding international investments does not limit the portion of the Partnership's assets that may be committed to international investments, although the Partnership may not invest more than 15% of its assets in any particular issuer.

    In recommending the proposal concerning international investments, the General Partner has considered in particular the opportunities for private equity investments in growing companies that can benefit from the development of emerging market economies. The General Partner believes that private equity investments in these companies are consistent with the Partnership's objective of seeking long-term capital appreciation and can provide attractive opportunities in light of the fact that the emerging capital markets are not as developed as those in Western Europe or the United States.

    As of the date of this Proxy Statement, the General Partner has made a preliminary approval of two new international investments. The General Partner has not determined the amounts to be invested in these companies and it may decline to make investments in one or both of the companies if the proposal concerning international investments is not approved at the meeting. One international investment is a direct investment in a publicly-traded Indonesian company that manufactures ceramic wall, roof and floor tiles, and ceramic bathroom products. The other international investment is a direct investment in a privately-owned Polish telecommunications services company. The Partnership has also made a preliminary approval of an international investment in an investment fund that is described below. There can be no assurance that these investments will be completed.

    To the extent the proposal regarding the investment policies of the Partnership is not approved by Limited Partners at the Meeting, the Partnership intends to limit its future investments in issuers located outside the United States so that such investments do not exceed 10% of the Partnership's net assets at the time of investment. As of the date of this Proxy Statement, the Partnership has committed to make one international investment in an amount up to $1 million in an advertising company located in India.

    The Partnership expects that a substantial portion of the international investments in which it may invest will be brought to its attention by ML & Co. and its affiliates, and that ML & Co. or its affiliates may participate in such transactions as a placement agent, an investor or a financial adviser or similar capacity. The Partnership may invest in transactions in which ML & Co. or its affiliates participate to the extent the Partnership's participation is in compliance with the Investment Company Act or exemptions granted by the Securities and Exchange Commission.

    The international investments that the Partnership may make include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise and (iii) in securities traded on exchanges in emerging markets. In each case, the Partnership may at the time of making the investment, enter into a shareholder or similar agreement with the enterprise or one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the Partnership or an affiliate of the General Partner with the ability to appoint one or more representatives to the board of directors or similar body of the enterprise and for eventual disposition of the Partnership's investment in the enterprise.

    Considerations Regarding International Investing. Investments on an international basis involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Investments in different countries are subject to different economic, financial, political and social factors. Because the Partnership may invest in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Partnership and the unrealized appreciation or depreciation of investments. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability, changes in laws and rules or in interpretations thereof, or diplomatic developments which could adversely affect investments, or result in a total loss of investments, in issuers in those countries. These risks may be heightened in countries that have only recently permitted private ownership (including foreign private ownership) of businesses. In addition, certain foreign investments may be subject to foreign withholding taxes.

    It is expected that international investments made by the Partnership will be illiquid and may include companies with little or no operating history. Although these investments may, in some cases, be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Partnership or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded will not be subject to the disclosure and other investor protection requirements which may be applicable to companies whose securities are publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Partnership may be required to bear the expenses of registration.

    It is expected that the securities purchased by the Partnership in an international investment will not be registered with the Securities and Exchange Commission and that the issuers thereof will not be subject to the reporting requirements of such agency. Accordingly, there will likely be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition, certain countries in which the Partnership may invest may not have a comprehensive system of laws protecting the rights and interests of investors (particularly foreign investors), and the enforcement of existing laws may be inconsistent. The profitability of foreign investments may also be impacted by regulatory burdens, such as lengthy regulatory approval processes and strict environmental regulation. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Partnership incurring additional costs and delays in transporting and custodying such securities outside such countries.

    Some countries prohibit or impose substantial restrictions on investments in their countries by foreign entities such as the Partnership. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit the ability of the Partnership to dispose of investments in such countries by requiring regulatory approvals prior to such disposition or by other means, including limiting the ability to convert local currencies.

    It is anticipated that a significant portion of the Partnership's international investments may be in the developing countries of the world, including, but not limited to, countries located in the Far East, the Indian subcontinent, Eastern Europe and Latin America. The risks noted above are heightened for investments in developing countries.


         PROPOSAL TWO:  INVESTMENT POLICY REGARDING INVESTMENT FUNDS

    It is proposed that the Limited Partners consider and act upon a proposal to confirm the investment policy of the Partnership that the Partnership may invest its assets in the securities of other investment funds up to the limits prescribed by the Investment Company Act. For purposes of the foregoing investment policy, "investment funds" include investment vehicles that are deemed to be "investment companies" under the Investment Company Act and similar managed investment vehicles that are outside the scope of such Act, such as offshore funds. If approved at the meeting, the foregoing will be a fundamental policy of the Partnership which may not be changed unless authorized by a majority-in-interest of the Limited Partners.

    Description of Investment Funds. If the foregoing proposal regarding the investment policies of the Partnership is approved at the Meeting, the Partnership may make investments in investment funds in the United States or internationally offering opportunities consistent with the Partnership's objective of long-term capital appreciation. The Partnership expects that domestic investment funds in which it invests will generally emphasize the type of equity securities in which the Partnership has invested directly. Examples include funds investing in buyout opportunities and recapitalizations. The Partnership expects that investments in investment funds organized or operating outside the United States will be made to facilitate the Partnership's investments in selected regions or industries. In addition, such investments may be made when it is considered more efficient to invest in a particular market on an indirect basis rather than through direct investments in non-U.S. issuers.

    In recommending the proposal concerning investments in other investment funds, the General Partner considered the fact that such investment funds may have access to certain investment opportunities that are not available to the Partnership. In addition, the General Partner recognized that the managers of investment funds may have specialized investment skills regarding certain industries, types of investment vehicles or regions. The General Partner also believes that the Partnership may gain access to additional direct investment opportunities referred by the managers of investment funds as a result of the Partnership's investments in such funds.

    As of the date of this Proxy Statement, the General Partner has made a preliminary approval of investments of $3.0 million in each of two investment funds. The General Partner may decline to make investments in one or both of such funds if the proposal concerning investments in investment funds is not approved at the meeting. One investment fund has been formed to establish significant investment positions in securities of companies in financial distress or which have recently emerged from financial reorganization. The other investment fund will make privately negotiated equity and equity related investments in companies either located in Brazil, or with significant business activities in Brazil, and, to a lesser extent, in other Latin American countries.

    The Partnership expects that a substantial portion of the opportunities to invest in investment funds will be brought to its attention by ML & Co.
and its affiliates and that ML & Co. or its affiliates may participate in such transactions as a placement agent, an investor, or a financial adviser or similar capacity. The Partnership may invest in transactions in which ML & Co. or its affiliates participate to the extent the Partnership's participation is in compliance with the Investment Company Act or exemptions granted by the Securities and Exchange Commission.

    The investment funds in which the Partnership may invest include investment vehicles that are deemed to be "investment companies" under the Investment Company Act and similar managed investment vehicles that are outside the scope of such Act. The Investment Company Act contains limitations on the ability of the Partnership to invest in entities that are considered "investment companies" for purposes of such Act. Pursuant to the Investment Company Act, the Partnership may invest generally no more than 10% of its total assets in shares of other investment companies (as defined in such Act) and no more than 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. To the extent the Partnership and its "affiliated persons" (as defined in the Investment Company Act) own no more than 3% of the outstanding stock of an investment company, the Partnership's ownership of the securities of such investment company is not subject to the foregoing 5% and 10% limitations. Although the Investment Company Act does not limit the extent to which the Partnership may invest in the shares of such investment companies or of investment funds that are not deemed to be "investment companies" under such Act, the Partnership's investment policies provide that the Partnership will not invest more than 15% of its assets in any one portfolio company. There is pending legislation regarding the Investment Company Act which, if enacted, would cause certain investment funds no longer to be deemed "investment companies" under such Act. If such legislation is enacted, the Partnership would be able to acquire securities issued by such entities without regard to the limits set forth in the Investment Company Act.

    Considerations Regarding Investment Funds. Investments by the Partnership in investment funds involves considerations or risks not
otherwise present in direct investments.   The managers of investment funds
are usually compensated from the assets of the funds based upon a fixed percentage of assets or capital, and also may receive an incentive performance component such as a carried interest in the profits generated by the funds. As a result, the Partnership may incur additional, indirect expenses with respect to investments in such funds in the form of management compensation paid to such managers. Prior to making any fund investments, the General Partner will consider whether the potential returns on investments in such funds justify the incremental costs of investing through such entities.

    To the extent the Partnership invests in investment funds, the Partnership will surrender a significant degree of control over the underlying investment. Subsequent to the investment by the Partnership, an investment fund may adopt investment objectives or policies that are inconsistent with those of the Partnership. In addition, an investment fund may adopt a time horizon for its underlying investments that differs from that of the Partnership. It is anticipated that the Partnership's investments in other investment funds will be illiquid.

    IT IS EXPECTED THAT ANNUAL TAX INFORMATION FROM INVESTMENT FUNDS IN
WHICH THE PARTNERSHIP INVESTS MAY NOT BE RECEIVED IN SUFFICIENT TIME
TO PERMIT THE PARTNERSHIP TO INCORPORATE SUCH INFORMATION INTO ITS ANNUAL
TAX INFORMATION AND DISTRIBUTE SUCH INFORMATION TO LIMITED PARTNERS PRIOR TO APRIL 15 OF EACH YEAR. AS A RESULT, LIMITED PARTNERS MAY BE REQUIRED TO OBTAIN EXTENSIONS FOR FILING FEDERAL, STATE AND LOCAL INCOME TAX RETURNS EACH YEAR. IN OBTAINING SUCH EXTENSIONS, LIMITED PARTNERS MAY BE REQUIRED TO MAKE ESTIMATED TAX PAYMENTS TO THE EXTENT THEY ANTICIPATE HAVING TO MAKE TAX PAYMENTS IN RESPECT OF THE PRECEDING YEAR. LIMITED PARTNERS ANTICIPATING
TAX REFUNDS IN RESPECT OF SUCH YEAR WILL NOT BE ABLE TO FILE THEIR TAX
RETURN REQUESTING SUCH REFUND UNTIL RECEIPT OF THE ANNUAL TAX INFORMATION FROM THE PARTNERSHIP. TO THE EXTENT PRACTICABLE, THE PARTNERSHIP
ANTICIPATES THAT IT WILL PROVIDE ESTIMATED ANNUAL TAX INFORMATION IN A
TIMELY MANNER IN ORDER TO ASSIST LIMITED PARTNERS IN ESTIMATING THEIR TAX LIABILITIES. THE PARTNERSHIP'S ABILITY TO MAKE SUCH ESTIMATES WILL BE DEPENDENT UPON ITS ABILITY TO OBTAIN ESTIMATED ANNUAL TAX INFORMATION FROM THE INVESTMENT FUNDS.

    The Partnership may invest in investment funds that have time horizons of five or more years to invest all of the capital committed by investors and that contemplate terminating their operations in ten or more years from their initial funding. As a result, investments by the Partnership in investment funds may cause the expected term of the Partnership to continue beyond the date the Partnership would have otherwise terminated.

    If the Partnership invests in investment funds in transactions in which affiliates of the General Partner participate, such affiliates may benefit from the Partnership's participation. The Partnership's investment will, in all cases, be on the same terms as an investment offered to nonaffiliated parties. In addition, employees of affiliates of the General Partner (including certain members of the Advisory Committee of the General Partner) are involved in the origination of investments that may be acquired by the Partnership and the sale or management of such investment funds, and their compensation may be determined by or related to the success of such transactions. Further, to the extent that the Partnership acquires securities in a transaction in which an affiliate of the General Partner acts as a selling agent, the Partnership's purchase of such securities or assets will be counted toward the minimum sales requirements often included as a condition to "best efforts" offerings and therefore help satisfy conditions to such affiliate's receipt of any compensation in connection with such offerings. However, the Partnership will not pay any selling commission or similar fees to affiliates of the General Partner in connection with such transactions, and may invest in transactions in which ML & Co. or its affiliates participate to the extent the Partnership's participation is in compliance with the Investment Company Act or exemptions granted by the Securities and Exchange Commission.

    To the extent the Partnership invests in funds organized outside the United States which are classified as passive foreign investment companies ("PFICs"), U.S. investors will be subject to special rules with respect to the Partnership's interest in such PFICs. In this regard, gain (but not loss) recognized upon the sale, exchange or redemption of an equity interest in a PFIC would be treated as ordinary income, and, in addition, a portion of the distributions received with respect to such equity interest could, and any gain realized from the sale, exchange or redemption of such interest would, be subject to the tax imposed on excess distributions under the PFIC provisions of the U.S. Internal Revenue Code of 1986, as amended.

                            ADDITIONAL INFORMATION

    As of August 30, 1996, the Partnership had outstanding 40,384 Units.
To the knowledge of the General Partner, no person owned beneficially more than 5% of its outstanding Units at such date, except for Mr. Matthias B. Bowman, who is the owner of 2,500, or 6.19%, of the Units. Mr. Bowman's address is c/o ML & Co., North Tower, World Financial Center, New York, New York 10281.

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Proxy Statement will be borne by the Partnership.

    The proposals regarding the Partnership's investment policies will be adopted only upon the vote of a majority of the outstanding Units. Since the approval of such proposals requires the vote of a majority of outstanding Units, and not a majority of Units represented in person or by proxy at the Meeting, the failure by Limited Partners to return proxies or attend the meeting and vote will have the same effect as if such Limited Partners cast a vote against such proposals. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The Meeting may be adjourned from time to time without notice to Limited Partners.


ANNUAL REPORT

    The Partnership will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1995, to any Limited Partner upon request. Such requests should be directed to Merrill Lynch KECALP L.P. 1994, c/o KECALP Inc., South Tower, World Financial Center, New York, New York 10080-6123, Attention: Robert F. Tully, Vice President (212) 236-7304.

PROPOSALS OF LIMITED PARTNERS

    It is not presently anticipated that there will be any subsequent meetings of Limited Partners and thus Limited Partners will likely not have an opportunity to present proposals in the future. However, Limited Partners may call special meetings of Limited Partners in accordance with the terms of the Partnership Agreement.

                     By Order of the General Partner


                                 KECALP Inc.
                                      General Partner


                                 By:  John L. Steffens
                                      President


Dated:  September 11, 1996



                             (FORM OF PROXY CARD)

                        MERRILL LYNCH KECALP L.P. 1994
                                 South Tower
                            World Financial Center
                        New York, New York  10080-6123

           THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER


The undersigned hereby appoints Mr. James V. Caruso and Mr. Robert F. Tully as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all units of limited partnership interest of Merrill Lynch KECALP L.P. 1994
(the "Partnership") held of record by the undersigned on August 30, 1996 at the special meeting of the limited partners of the Partnership to be held on October 11, 1996 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


- ----------------------------------------------------------------------------

1. Proposal to approve a new investment policy described in the Partnership's proxy statement dated September 11, 1996 regarding international investments by the Partnership.


             / / FOR          / / AGAINST       / / ABSTAIN

2.  Proposal to approve the investment policy of the Partnership which allows it to invest its assets in investment funds to the extent permitted under the Investment Company Act of 1940.
             / / FOR          / / AGAINST       / / ABSTAIN
3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                 Dated_________________________, 1996


                            				 X____________________________________
                                              (signature)



                            				 x____________________________________
                                       (signature, if held jointly)
                                  Please sign exactly as name
                                  appears hereon.  When units of
                                  limited partnership interest are held
                                  by joint tenants, both should sign.
                                  When signing as attorney, executor,
                                  administrator, trustee or guardian,
                                  please give full title.

         PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.
                          PLEASE MARK BOXES / / OR /X/